UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 2, 2014

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

Vornado Realty Trust ("Vornado") announced today that has it entered into an agreement to transfer the Springfield Town Center and other development rights to Pennsylvania Real Estate Investment Trust (NYSE: PEI) ("PREIT") upon completion of the redevelopment of the Springfield Town Center (as defined), in exchange for $465 million; comprised of $340 million of cash and $125 million of PREIT common operating partnership units at $20 per unit (6.25 million units).  To the extent that the 30 day average trading price of PREIT common shares is less than $20.00 per share at closing, Vornado will be entitled to receive additional common partnership units, or preferred units at PREIT's option, with a maximum value of $9,375,000.  Under certain circumstances, Vornado may elect to receive up to an additional $25 million of PREIT operating partnership units in lieu of $25 million of cash. Three years after closing, Vornado will be entitled to additional consideration of 50% of the increase in the value of the Springfield Town Center, if any, over $465,000,000, calculated utilizing a 5.5% capitalization rate.  Vornado and PREIT have entered into a five year stand still agreement which provides, among other things, that Vornado may not beneficially own more than 9.9% of PREIT's outstanding equity securities.

The 1.35 million square foot mall is located in Springfield, Fairfax County, Virginia.  The redevelopment is expected to be completed in the fourth quarter of 2014.  The closing will occur two weeks following the achievement of 75% occupancy of small shop space and the opening of Dick's Sporting Goods and Regal Cinema or March 31, 2015, whichever is earlier.

This transaction will be treated as a tax-free exchange for income tax purposes.

Vornado will record a non-cash impairment loss of approximately $20 million in the first quarter of 2014.

A copy of Vornado's press release, dated March 3, 2014, announcing this transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from current estimates as a result of several factors, including general economic conditions in the markets in which Vornado operates, and other risks described from time to time in Vornado's other filings with the Securities and Exchange Commission.

The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and neither Vornado nor Vornado Realty L.P. assumes any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

            Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

               99.1     Vornado Realty Trust press release dated March 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Stephen Theriot
Name:	Stephen Theriot
Title:	Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: March 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Stephen Theriot
Name:	Stephen Theriot
Title:	Chief Financial Officer of Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer and principal financial and accounting officer)

Date: March 3, 2014

Exhibit Index

99.1     Vornado Realty Trust press release dated March 3, 2014.